               AMENDMENT WITH RESPECT TO EMPLOYEE STOCK OPTION ARRANGEMENTS, dated January 3, 1995, among CIBA-GEIGY LIMITED, a Swiss corporation ("Ciba"), CIBA-GEIGY CORPORATION, a New York corporation ("CCorp"), CIBA BIOTECH PARTNERSHIP, INC., a Delaware corporation ("Holdings"), and CHIRON CORPORATION, a Delaware corporation (the "Company").

     WHEREAS Ciba, CCorp, Holdings and the Company have entered into the Investment Agreement dated as of November 20, 1994 (the "Investment Agreement") (capitalized terms used but not defined herein shall have the meanings assigned to them in the Investment Agreement);

     WHEREAS the Investment Agreement provides in Section 5.14 thereof for the implementation of arrangements regarding Employee Stock Options;

     WHEREAS the parties wish to make certain changes to the arrangements provided in Section 5.14 as set forth below;

     NOW, THEREFORE, in consideration of the transactions contemplated by the Investment Agreement and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. The parties hereto agree that, notwithstanding anything to the contrary contained in Section 5.14 of the Investment Agreement:

     (a) All payments to be made to holders of Stock Options pursuant to
  Section 5.14 shall be made by Ciba direct to the person entitled thereto, and not by the Company. The parties shall work out methods and procedures for effecting such payments, and the Company will provide, at its own expense, such information and administrative support services as shall be required therefor, including information regarding required withholdings. Such payments shall be made, and the related arrangements shall be effected, at no added expense to Ciba. Information detailing each amount so paid and each amount withheld with respect thereto and the nature thereof shall be prepared by the Company for the benefit of both parties. The parties shall cooperate with respect to the application of and arrangements related to such withheld amounts.

     (b) The definition of "Options Tranche" set forth in the last sentence of
   Section 5.14(a) shall be amended to read in full as follows: "An 'Options Tranche' shall mean that portion of a series of options with the same expiration date and exercise price that vest on the same date."

         (c) The parties intend, and the last proviso of Section 5.14(b) shall be interpreted to mean, that only such portion of a Type-A Non-Vested Options with respect to which the Type-A Non-Vested Option Payment Right was exercised shall be cancelled.

         (d) Pursuant to Section 5.14(d) the Company has determined that shareholder approval is desirable with respect to any right to a payment under
  Section 5.14 that may be made to any director or officer as defined in Rule 16a-1 of the Exchange Act ("Section 16(b) Persons"). Accordingly, the parties have agreed that the right of any Section 16(b) Person to payment under Section 5.14 shall be embodied in an amendment to the Company's Stock Option plans, which amendment shall be submitted to the stockholders of the Company for approval at the next regularly scheduled meeting. Any right to such payment is expressly conditioned upon such approval being obtained, and no such payment shall be made prior thereto. Upon obtaining such approval, such payment shall be made by Ciba to each Section 16(b) Person in an amount equal to the aggregate Option Participation Payment such person would have been entitled to under Section 5.14 had such payment been made on the Closing Date, increased at a rate of 6% per annum calculated from the Closing Date to the date such payment shall actually be made by Ciba; provided that such increased payments shall be required only for amounts payable under Sections 5.14(a) and (b) for Vested Option Payment Rights and Type A Non-Vested
  Option Payment Rights, as the case may be, exercised on or prior to the fifth business day after such approval is obtained and for all amounts payable under Section 5.14(c).

         (e) The parties agree that Ciba shall have the right to review at all reasonable times the books, records and other information of the Company relating to the derivation and recipients of amounts paid by Ciba pursuant to
  Section 5.14, as amended, to verify that such amounts paid were correctly paid and calculated.

         (f) The parties agree that Ciba shall have the right at any time to review the books, records and any other information of the Company relating to the derivation and recipients of amounts paid by Ciba pursuant hereto to verify that such amounts paid were correctly paid and calculated.

                                      2.

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         (g) The Company agrees to indemnify and hold harmless Ciba and its subsidiaries and affiliates and any of their present, former and future directors, officers, employees, trustees, representatives, attorneys and advisers from, against and in respect of any damages, claims, losses, charges, actions, suits, proceedings, deficiencies, taxes, interest, penalties and reasonable costs and expenses (including attorneys' fees) ("Liabilities") imposed on, sustained, incurred or suffered by or asserted against any of them, directly or indirectly, relating to, arising out of or in connection with, Ciba's payments to holders of Stock Options in accordance herewith, excluding any Liabilities that would have been imposed on Ciba relating to, arising out of or in connection with Section 5.14 as the same shall have been in effect on the date of the execution of the Investment Agreement and without giving effect to this Amendment, in any case including, but not limited to, the reimbursement by the Company of any amounts paid by Ciba that were not properly payable in accordance with Section 5.14 of the Investment Agreement and the terms hereof.

         (h) The parties hereby acknowledge and agree that the Section references in the proviso to Section 5.14(e) are to "Section 5.14(a)" and "Section 5.14(b)", respectively.

         SECTION 2. This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Investment Agreement. This Supplemental Agreement shall be construed in accordance with and governed by the law of the State of Delaware. This Supplemental Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Except as expressly set forth herein, this Supplemental Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties under the Investment Agreement or any of the Ancillary Agreements.

                                      3.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
         Amendment with Respect Stock Option Arrangements to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by      /s/           Dr. Herbert Gut
                                           -------------------------------------
                                           Name:            Dr. Herbert Gut
                                           Title:        Senior Division Counsel

                                       by      /s/              Peter Sidler
                                           -------------------------------------
                                           Name:       Peter Sidler
                                           Title:     Senior Tax and
                                                        Corporate Counsel

                                  CIBA-GEIGY CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA BIOTECH PARTNERSHIP, INC.

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment with Respect Stock Option Arrangements to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA-GEIGY CORPORATION,

                                       by      /s/  John J. McGraw
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA BIOTECH PARTNERSHIP, INC.

                                       by      /s/  John J. McGraw
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment with Respect Stock Option Arrangements to be duly executed by their respective authorized officers as of the date first above written.

                                  CIBA-GEIGY LIMITED,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA-GEIGY CORPORATION,

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CIBA BIOTECH PARTNERSHIP, INC.

                                       by
                                           -------------------------------------
                                           Name:
                                           Title:


                                  CHIRON CORPORATION

                                       by    /s/    William J. Rutter
                                           -------------------------------------
                                           Name:
                                           Title: